                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         July 13, 1998
                                                  ----------------------------


                            CORPORATE EXPRESS, INC.
          -----------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Colorado                    0-24642                84-0978360
   ---------------------------    ----------------       ------------------
   (State or Other Juris-         (Commission File       (IRS Employer
   diction of Incorporation)      Number)                Identification No.)


1 Environmental Way
Broomfield, Colorado                                80021-3416
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(Address of Principal                               (Zip Code)
  Executive Offices)




                                (303) 664-2000
       -----------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

          On July 13, 1999, the Registrant entered into the Agreement and Plan of Merger among Buhrmann NV, North Acquisition Corporation and the Registrant. See attached Exhibits 99.1 and 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release dated July 13, 1999.

          99.2 Agreement and Plan of Merger among Buhrmann NV, North Acquisition Corporation and Corporate Express, Inc. dated July 13, 1999.

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CORPORATE EXPRESS, INC.
                                            (Registrant)


                                            /s/ Gary M. Jacobs
                                     -----------------------------------------
Date:  July 13, 1999                 By:    Gary M. Jacobs
                                     Title: Executive Vice President and Chief
                                            Financial Officer